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                                                                    Exhibit 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


        As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-3 of our reports dated February 19, 2001, included in MRV Communications' Form 10-K for the year ended December 31, 2000, and to all references to our Firm included in this registration statement.





                                                   /s/ ARTHUR ANDERSEN LLP
                                                   ARTHUR ANDERSEN LLP



Los Angeles, California
October 4, 2001